Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

KIMBALL INTERNATIONAL, INC.

AND

THE LENDERS PARTY HERETO

AND

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT

DATED AS OF SEPTEMBER 1, 2015

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made as of the 1st day of September, 2015, by and among KIMBALL INTERNATIONAL, INC. (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). The parties hereto agree as follows:
W I T N E S S E T H:
WHEREAS, as of October 31, 2014, the parties hereto entered into a certain Credit Agreement (the “Agreement”); and
WHEREAS, the parties desire to amend the Agreement to revise the Restricted Payments covenant, subject to and as provided in this First Amendment;
NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I. AMENDATORY PROVISIONS
ARTICLE VI
NEGATIVE COVENANTS
Section 6.07 Restricted Payments. Section 6.07 of the Agreement is hereby amended by substituting the following new Section 6.07 in lieu of the existing Section 6.07:
6.07    Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (d) the Borrower may declare and pay the Special One-Time Dividend, (e) so long as no Default has occurred and is continuing or will result therefrom and so long as the Fixed Charge Coverage Ratio and the Adjusted Leverage Ratio provided in Section 6.11 will not be violated as a result thereof, the Borrower may declare and pay dividends, and (f) so long as no Default has occurred and is continuing or will result therefrom, the Borrower may repurchase its Equity Interests so long as the Adjusted Leverage Ratio is less than or equal to 1.00 to 1.00 on a pro forma basis after giving effect to such repurchase and provided that the Borrower has not less than $15,000,000 available under the Commitment and/or unencumbered U.S. cash on hand in the U.S. after payment of such repurchase.

FIRST AMENDMENT TO CREDIT AGREEMENT                            PAGE 1

PART II. CONTINUING EFFECT
Except as expressly modified herein:
(a)    All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this First Amendment shall control;
(b)    The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of the Borrower; and
(c)    Capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.
In consideration hereof, the Borrower represents, warrants, covenants and agrees that:
(aa)    Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;
(bb)    There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);
(cc)    There does not exist any Default or Event of Default; and
(dd)    After giving effect to this First Amendment and any transactions contemplated hereby, no Default or Event of Default is or will be occasioned hereby or thereby.

PART III. INDEPENDENT CREDIT DECISION
Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.

PART IV. CONDITIONS PRECEDENT

Notwithstanding anything contained in this First Amendment to the contrary, this First Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
(a)The Administrative Agent shall have received counterparts of this First Amendment duly executed by the Administrative Agent, the Borrower, the Loan Guarantors and the Lenders;
(b)The Administrative Agent shall have received a duly executed certificate of the Secretary or any Assistant Secretary of the Borrower (A) certifying as to the authorizing resolutions of the Borrower, and (B) certifying as complete and correct as to attached copies

FIRST AMENDMENT TO CREDIT AGREEMENT                            PAGE 2

of the Articles of Incorporation and By‑Laws, or certifying that such Articles of Incorporation or By‑Laws, have not been amended (except as shown) since the previous delivery thereof to the Administrative Agent;
(c)All legal matters incident to this First Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

PART V. EXPENSES

The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable expenses of the Administrative Agent (including, without limitation, reasonable attorneys’ fees) incurred in connection with this First Amendment.

PART VI. COUNTERPARTS
This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this First Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.

[This Space Intentionally Left Blank]

FIRST AMENDMENT TO CREDIT AGREEMENT                            PAGE 3

SIGNATURE PAGE OF
KIMBALL INTERNATIONAL, INC.
TO FIRST AMENDMENT TO CREDIT AGREEMENT

"BORROWER"
KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer

By:	/s/ Dennis W. Gerber
DENNIS W. GERBER Treasurer

CONSENT AND REAFFIRMATION
Each of the undersigned Loan Guarantors hereby consents to the foregoing First Amendment, and further agrees that the execution and delivery of such First Amendment shall in no way affect, impair, discharge, relieve or release the obligations of the undersigned under its Loan Guaranty, which obligations are hereby ratified, confirmed and reaffirmed in all respects and shall continue in full force and effect, until all obligations of the Borrower to the Lenders, the Issuing Bank and the Administrative Agent are fully, finally and irrevocably paid and performed. Each Loan Guarantor further acknowledges that the failure to consent to any subsequent amendment shall not affect the liability of such Loan Guarantor under its Loan Guaranty. Capitalized terms used herein and not defined have the meanings ascribed thereto in the Agreement.

LOAN GUARANTORS:
KIMBALL FURNITURE GROUP, LLC

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer

By:	/s/ Dennis W. Gerber
DENNIS W. GERBER Treasurer

FIRST AMENDMENT TO CREDIT AGREEMENT                            PAGE 1

KIMBALL INTERNATIONAL, TRANSIT, INC.

By:	/s/ Michelle R. Schroeder
Michelle R. Schroeder
Vice President, Chief Financial Officer

By:	/s/ Dennis W. Gerber
Dennis W. Gerber
Treasurer

NATIONAL OFFICE FURNITURE, INC.

By:	/s/ Michelle R. Schroeder
Michelle R. Schroeder
Vice President, Chief Financial Officer

By:	/s/ Dennis W. Gerber
Dennis W. Gerber
Treasurer

KIMBALL OFFICE, INC.

By:	/s/ Michelle R. Schroeder
Michelle R. Schroeder
Vice President, Chief Financial Officer

By:	/s/ Dennis W. Gerber
Dennis W. Gerber
Treasurer

KIMBALL HOSPITALITY, INC.

By:	/s/ Michelle R. Schroeder
Michelle R. Schroeder
Vice President, Chief Financial Officer

By:	/s/ Dennis W. Gerber
Dennis W. Gerber
Treasurer

KEPCO, LLC

By:	/s/ Michelle R. Schroeder
Michelle R. Schroeder
Vice President, Chief Financial Officer

By:	/s/ Dennis W. Gerber
Dennis W. Gerber
Treasurer

SIGNATURE PAGE OF
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
TO FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Mandy M. Parris
Title:	Authorized Officer

SIGNATURE PAGE OF
WELLS FARGO BANK, N.A.
TO FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:	/s/ Kyle C. Lacey
Title:	Vice President